Initial Public Offering	3 Months Ended	9 Months Ended
	Dec. 31, 2019	Sep. 30, 2020
Equity [Abstract]
Initial Public Offering

Note 3—Proposed Public Offering

Pursuant to the Proposed Public Offering, the Company intends to offer for sale 20,000,000 units at a price of $10.00 per Unit. Each Unit consists of one share of Class A Common Stock (such shares of common stock included in the Units being offered, the “Public Shares”), and one-half of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment (see Note 6).

The Company will grant the underwriters a 45-day option from the date of the final prospectus relating to the Proposed Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Proposed Public Offering price, less underwriting discounts and commissions.

Note 3—Initial Public Offering

On February 25, 2020, the Company sold 23,000,000 Units, including the issuance of 3,000,000 Over-Allotment Units as a result of the underwriters’ exercise of their over-allotment option in full, at a price of $10.00 per Unit, generating gross proceeds of $230.0 million, and incurring offering costs of approximately $13.2 million, inclusive of $8.05 million in deferred underwriting commissions.

Each Unit consists of one share of Class A Common Stock (such shares of common stock included in the Units being offered, the “Public Shares”), and one-half of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment (see Note 6).